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                                                                    Exhibit 10.1

                          AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this "MERGER AGREEMENT"), dated as of September 26, 2000, is entered into by and between The Peregrine Real Estate Trust, a California real estate investment trust ("PEREGRINE"), WinShip Properties, a California real estate investment trust ("WINSHIP"), TCW Special Credits Fund IV, TCW Special Credit Plus Fund, TCW Special Credits Trust IV, TCW Special Credits Trust IVA, TCW Special Credits, as investment manager of the Weyerhaeuser Company Master Retirement Trust Separate Account, OCM Real Estate Opportunities Fund A, L.P., OCM Real Estate Opportunities Fund B, L.P. and Oaktree Capital Management, LLC as investment manager of Gryphon Domestic VII, LLC Separate Account (collectively, the "OAKTREE ENTITIES").


                                    RECITALS

          Peregrine is a California real estate trust organized pursuant to the Restated Declaration of Trust of Peregrine, dated as of October 7, 1994, as amended from time to time ("DECLARATION OF TRUST").

          WinShip is a California real estate trust organized pursuant to the Declaration of Trust of WinShip, dated as of September 22, 2000.

          At the time of the consummation of the Merger, WinShip will own 20,231,900 Common Shares of Peregrine (the "WINSHIP PEREGRINE SHARES").

          The Trustees of Peregrine and WinShip have determined that it is advisable and in the best interests of their respective entity and its equityholders that the Peregrine merge with and into WinShip (the "MERGER").



                         TERMS AND PROVISIONS OF MERGER

In consideration of the foregoing Recitals and of the following terms and provisions, and subject to the following conditions, it is agreed:

     1. MERGER. The effective time of the Merger (the "EFFECTIVE TIME") shall be a date to be agreed upon by the parties hereto, which date shall be not more than five (5) business days following receipt of all necessary third party consents and approvals, including, without limitation, all required shareholder approvals and all required filings required pursuant to applicable state and federal securities laws. As of the Effective Time, Peregrine shall be merged with and into WinShip. Following the Effective Time, WinShip shall be the surviving entity of the Merger (hereinafter sometimes referred to as the "SURVIVING ENTITY"), and the separate organizational existence of Peregrine shall cease.

     2. GOVERNING DOCUMENTS. The Declaration of Trust of WinShip, as it may be amended or restated subject to applicable law, and as in effect immediately prior to the Effective Time, shall constitute the Declaration of Trust of the Surviving Entity without further change or


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amendment until thereafter amended in accordance with the provisions thereof and applicable law.

     3. TRUSTEES. The persons who are trustees of WinShip immediately prior to the Effective Time shall, after the Effective Time, be the trustees of the Surviving Entity, without change until their successors have been duly elected or appointed and qualified or until their death, disability, resignation or removal in accordance with the Declaration of Trust of the Surviving Entity and applicable law.

     4. NAME. The name of the Surviving Entity shall continue to be WinShip Properties.

     5. SUCCESSION. At the Effective Time, the Surviving Entity shall acquire and possess all the rights, privileges, powers and franchises of a public or private nature and be subject to all the restrictions, disabilities and duties of Peregrine; and all property, real, personal and mixed, and all debts due to Peregrine on whatever account, including all other things and causes of action, shall be vested in the Surviving Entity; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Entity as they were of Peregrine, and the title to any real property vested by deed or otherwise shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and liens upon any property of Peregrine shall be preserved unimpaired, and all debts, liabilities and duties of Peregrine shall thenceforth attach to the Surviving Entity and may be enforced against the Surviving Entity to the same extent as if such debts, liabilities and duties had been incurred or contracted by the Surviving Entity; PROVIDED, HOWEVER, that such liens upon property of Peregrine shall be limited to the property affected thereby immediately prior to the Merger.

     6. FURTHER ASSURANCES. From time to time, as and when required or requested by the Surviving Entity or by its successors and assigns, there shall be executed and delivered on behalf of Peregrine such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Entity the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Peregrine and otherwise to carry out the purposes of this Merger Agreement, and the Trustees and authorized officers of the Surviving Entity are fully authorized in the name and on behalf of Peregrine or otherwise, to take any and all such action and to execute and deliver any and all such deeds, assignments and other instruments.

     7. CONVERSION OF CAPITAL STOCK. Each issued and outstanding Common Share of Peregrine (other than the WinShip Peregrine Shares) shall be automatically converted into the right to receive $0.59 in cash per share (the "MERGER PRICE").

     8. EXCHANGE OF CERTIFICATES.

     (a) EXCHANGE PROCEDURES. As soon as reasonably practicable after the Effective Time, the Surviving Entity shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding


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Common Shares of Peregrine (the "CERTIFICATES") whose shares are converted pursuant to SECTION 7 into the right to receive the Merger Price (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Surviving Entity and shall be in such form and have such other provisions as the Surviving Entity may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Price. Upon surrender of a Certificate for cancellation to the Surviving Entity, together with such letter of transmittal duly executed and completed in accordance with its terms, the holder of such Certificate shall be entitled to receive in exchange therefor a check representing the Merger Price per Common Share of Peregrine represented thereby, which such holder has the right to receive pursuant to the provisions of SECTION 7, and the Certificate so surrendered shall forthwith be canceled. In no event shall the holder of any Certificate be entitled to receive interest on any funds to be received in the Merger. In the event of a transfer of ownership of Common Shares of Peregrine which is not registered in the transfer records of Peregrine, the Merger Price may be issued to a transferee if the Certificate representing such Common Shares of Peregrine is presented to the Surviving Entity accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this SECTION 8, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Price per Common Share represented thereby as contemplated by SECTION 7 and this SECTION 8.

     (b) NO FURTHER OWNERSHIP RIGHTS IN COMMON SHARES OF PEREGRINE. All cash paid upon the surrender for exchange of Certificates in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to the Common Shares of Peregrine represented thereby. From and after the Effective Time, the stock transfer books of Peregrine shall be closed and there shall be no further registration of transfers on the stock transfer books of the Surviving Entity of the shares of Common Shares of Peregrine which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Entity for any reason, they shall be canceled and exchanged as provided in this SECTION 8.

     (c) WITHHOLDING RIGHTS. The Surviving Entity shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Merger Agreement to any holder of Common Shares of Peregrine such amounts as the Surviving Entity is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "CODE"), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving Entity, such withheld amounts shall be treated for all purposes of this Merger Agreement as having been paid to the holder of the Common Shares of Peregrine in respect of which such deduction and withholding was made by the Surviving Entity.


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     9. EMPLOYEE BENEFIT PLANS. As of the Effective Time, the Surviving Entity
shall assume all obligations of Peregrine under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time including without limitation the obligations of Peregrine pursuant to its 1998 Long Term Incentive Plan, but excluding the obligations of Peregrine under its Trustee Stock Option Plan which shall be terminated pursuant to the terms thereof as a result of the Merger.

     10. ACCOUNTING MATTERS. WinShip agrees that upon the Effective Time, the assets, liabilities, reserves and accounts of Peregrine shall be taken up or continued on the books of WinShip in the amounts at which such assets, liabilities, reserves and accounts shall have been carried on the books of Peregrine immediately prior to the Effective Time, subject to such adjustments as may be appropriate to give effect to the Merger.

     11. CONVERSION OF NOTES. The Oaktree Entities hereby agree to convert the Senior Secured Notes due 2001 held by the Oaktree Entities into equity of the Surviving Entity immediately after the consummation of the Merger pursuant to the terms of the Shareholders Agreement dated May 26, 2000 between The Prudential Insurance Company of America, Gateway Recovery Trust and the Oaktree Entities.

     12. REPRESENTATIONS OF WINSHIP. WinShip hereby represents and warrants that, as of the date hereof, it is not aware of any facts relating to the assets and operations of Peregrine that have not been disclosed to Peregrine, or of which Peregrine does not otherwise have knowledge, that could be reasonably expected to materially positively affect the value of the Common Shares of Peregrine.

     13. GOVERNING LAW. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and to be performed wholly within the State of California.

     14. AMENDMENT. Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

     15. DEFERRAL OR ABANDONMENT. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned or the time of consummation of the Merger may be deferred for a reasonable time by the Trustees of Peregrine or of WinShip, or any combination or all of them, if circumstances arise which, in the opinion of such Trustees, make the Merger inadvisable or such deferral of the time of consummation advisable.

     16. COUNTERPARTS. This Merger Agreement may be executed in any number of counterparts each of which when taken alone shall constitute an original instrument and when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Merger Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     17. ASSURANCE. Peregrine and WinShip agree to execute any and all documents, and to perform such other acts, which may be necessary or expedient to further the purposes of this Merger Agreement.


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IN WITNESS WHEREOF, Peregrine and WinShip have caused this Merger Agreement to be signed by their respective duly authorized officers and delivered this 26th day of September, 2000.



                                 THE PEREGRINE REAL ESTATE TRUST,
                                 a California real estate investment trust



                                 By:  /s/ ROGER D. SNELL
                                      ------------------------------------
                                      Name: Roger D. Snell
                                      Title:  President and CEO





                                 WINSHIP PROPERTIES, a California real estate investment trust



                                 By:  /s/ ROGER D. SNELL
                                      -------------------------------------
                                      Name: Roger D. Snell
                                      Title:  President


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                                 TCW SPECIAL CREDITS FUND IV

                                 By:  TCW Special Credits
                                 Its: General Partner

                                      By:  TCW Asset Management Company
                                      Its: Managing General Partner



                                      By:  /s/ RICHARD MASSON
                                           -----------------------------------
                                           Name: Richard Masson
                                           Title:  Authorized Signatory



                                      By:  /s/ KENNETH LIANG
                                           -----------------------------------
                                           Name: Kenneth Liang
                                           Title:  Authorized Signatory



                                 TCW SPECIAL CREDITS PLUS FUND

                                 By:  TCW Special Credits
                                 Its: General Partner

                                      By:  TCW Asset Management Company
                                      Its: Managing General Partner



                                      By:  /s/ RICHARD MASSON
                                           -----------------------------------
                                           Name: Richard Masson
                                           Title:  Authorized Signatory



                                      By:  /s/ KENNETH LIANG
                                           -----------------------------------
                                           Name: Kenneth Liang
                                           Title:  Authorized Signatory

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                                 TCW SPECIAL CREDITS TRUST IV

                                 By:  Trust Company of the West, Trustee



                                      By:  /s/ RICHARD MASSON
                                           -----------------------------------
                                           Name: Richard Masson
                                           Title:  Authorized Signatory



                                      By:  /s/ KENNETH LIANG
                                           -----------------------------------
                                           Name: Kenneth Liang
                                           Title:  Authorized Signatory



                                 TCW SPECIAL CREDITS TRUST IVA

                                 By:  Trust Company of the West, Trustee



                                      By:  /s/ RICHARD MASSON
                                           -----------------------------------
                                           Name: Richard Masson
                                           Title:  Authorized Signatory



                                      By:  /s/ KENNETH LIANG
                                           -----------------------------------
                                           Name: Kenneth Liang
                                           Title:  Authorized Signatory


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                                 OCM REAL ESTATE OPPORTUNITIES FUND A, L.P.

                                 By:  Oaktree Capital Management, LLC
                                 Its: General Partner



                                      By:  /s/ RICHARD MASSON
                                           -----------------------------------
                                           Name: Richard Masson
                                           Title: Principal



                                      By:  /s/ KENNETH LIANG
                                           -----------------------------------
                                           Name: Kenneth Liang
                                           Title:  Managing Director and
                                                   General Counsel



                                 OCM REAL ESTATE OPPORTUNITIES FUND B, L.P.

                                 By:  Oaktree Capital Management, LLC
                                 Its: General Partner



                                      By:  /s/ RICHARD MASSON
                                           -----------------------------------
                                           Name: Richard Masson
                                           Title:   Principal



                                      By:  /s/ KENNETH LIANG
                                           -----------------------------------
                                           Name: Kenneth Liang
                                           Title: Managing Director and
                                                  General Counsel

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                                 GRYPHON DOMESTIC VII, LLC SEPARATE ACCOUNT

                                 By:  Oaktree Capital Management, LLC
                                 Its: Investment Manager



                                      By:  /s/ RICHARD MASSON
                                           -----------------------------------
                                           Name: Richard Masson
                                           Title:  Principal



                                      By:  /s/ KENNETH LIANG
                                           -----------------------------------
                                           Name: Kenneth Liang
                                           Title:  Managing Director and
                                                   General Counsel



                                  WEYERHAEUSER COMPANY MASTER RETIREMENT TRUST

                                  By:  TCW Special Credits
                                  Its: Investment Manager


                                      By:  TCW Asset Management Company
                                      Its: Managing General Partner



                                      By:  /s/ RICHARD MASSON
                                           -----------------------------------
                                           Name: Richard Masson
                                           Title:  Authorized Signatory



                                      By:  /s/ KENNETH LIANG
                                           -----------------------------------
                                           Name: Kenneth Liang
                                           Title:  Authorized Signatory

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